UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2008

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Protocall Technologies Incorporated

(Exact name of registrant as specified in its charter)

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Nevada	0-51111	41-2033500
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

47 Mall Drive

Commack, NY 11725

(Address of principal executive offices, including zip code)

(631) 543-3655

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

On May 5, 2008, Protocall Technologies Incorporated received the resignation of Aaron Knoll, the Company’s Chief Technology Officer. The Company is actively reevaluating its business strategy relative to deployment of its on-demand service to retail stores as a result of Mr. Knoll’s departure. The Company is also exploring various options regarding the possible expansion of its Internet fulfillment services business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTOCALL TECHNOLOGIES INCORPORATED

Date: May 6, 2008	By:	/s/ BRUCE NEWMAN
Bruce Newman
Chief Executive Officer

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